                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

                 WORLDWIDE INSURANCE TRUST - WORLDWIDE BOND FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2009

Item 1. REPORT TO SHAREHOLDERS.

SEMI-ANNUAL REPORT

JUNE 30, 2009

(unaudited)

Worldwide Insurance Trust

                    WORLDWIDE BOND FUND

The information in the shareholder letter represents the personal opinions of the management team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund’s holdings, the Fund’s performance, and the views of the management team members are as of June 30, 2009, and are subject to change.

Dear Shareholder:

For the six months ended June 30, 2009, the Initial Class shares of the Worldwide Bond Fund gained 1.47%, outpacing its benchmark, the S&P®/Citigroup World Government Bond (WGBI) Index1, which returned -1.50% in U.S. dollar terms (-0.77% in local currency terms). The Fund’s outperformance was due primarily to its underweight position relative to its benchmark in terms of U.S. currency exposure and U.S. duration, as U.S. government bond yields trended higher during the period. The Fund’s absolute and relative performance was also helped by its overweight positions in both the Canadian and the New Zealand bond markets.

Several key themes dominated the performance of the global bond market in 2009’s first half. Record levels of fiscal and monetary stimulus helped to counteract the negative impacts of the global financial crisis and ease the global credit crunch. In addition, riskier fixed-income investments rallied throughout the period while U.S. Treasury securities posted declines. Lastly, the U.S. dollar’s safe-haven rally came to an end, as investors gained confidence and shifted their attention toward riskier asset classes, such as commodities and emerging markets investments.

Market and Economic Review

After enduring near record volatility in 2008, we began this year with the world economy facing one of the steepest economic contractions since the great depression. The near collapse of the U.S. financial system has been laid to blame for the global liquidity crunch that has paralyzed economies and investors since last fall. Terrible uncertainty marked the early part of the first quarter and financial markets experienced some dark days in January and February. In March, however, some signs that the rate of economic decline was slowing first surfaced in developing countries, particularly China, and then spread to the U.S., spurring hopes for a global economic recovery.

For credit markets, the first half was characterized by a reverse in sentiment, as confidence grew that the credit freeze was thawing and hope that global economic activity was at least stabilizing. At the beginning of 2009, we were in the midst of a widespread flight-to-quality favoring U.S. Treasury bonds on the back of the global economic slowdown. As a result, in January, global government bond yields were at or near historic lows and credit spreads had widened to historic levels. The 10-year U.S. Treasury note yield was 2.21% as the year began and traded higher to 2.67% by the end of the first quarter. Yields began to climb in earnest in the second quarter and the U.S. Treasury yield reached 3.54% by June 30. U.S. Treasuries lost 4.4% in the first half. The six-month period overall was characterized by rising 10-year yields across most major global government bond markets. The yield on the 10-year German government bond increased from 2.95% to 3.39%; the 10-year Canadian government bond yield climbed from 2.68% to 3.36%; the U.K. 10-year sovereign bond yield rose from 3.02% to 3.69%; and the Japanese 10-year sovereign bond yield advanced from 1.17% to 1.36%.

During the first half, the U.S. dollar strengthened in the first quarter, but then weakened in the second quarter relative to most major currencies. For the six-month period, the U.S. Dollar Index (DXY)2 was off 1.45%; most of this came in the second quarter as the Index lost 6.20% in the three-month period. In the second quarter, as the decline in many economic indicators slowed and some banks were able to raise needed capital, the U.S. dollar lost its safe haven appeal and began to fall against most foreign currencies. The dollar has come under considerable pressure in 2009, especially given the record debt levels here in the U.S. on the back of the promised stimulus spending and the backstopping of U.S. financial institutions. Many nations are harping on the need to reform the global currency reserve system, with some expressing their belief that the U.S. dollar should be replaced as the world’s key currency and dominant currency for trade settlement. During the first half, relative to the U.S. dollar the euro advanced 0.43%, the Canadian dollar gained 5.00%, the Australian dollar was up 14.44%; New Zealand dollar gained 11.52%; and the UK pound sterling climbed 12.50%. By contrast, the yen depreciated 5.89% relative to the greenback over the same period.

Fund Review†

In the first quarter, we moved the Fund from a neutral to an underweight position relative to the benchmark in terms of U.S. currency exposure; and throughout the first half, we remained underweight in terms of U.S. duration. This helped the Fund to post positive results given that the U.S. government bond market lost value for the period. We also maintained an overweight position in the Canadian bond market. This helped both absolute and relative performance for the quarter as the Canadian market was up 4.35% in U.S. dollar terms in the first half, as the relative strength of the Canadian dollar offset local market losses. Likewise, the New Zealand bond market also helped the Fund’s performance as the strength of the New Zealand dollar significantly outweighed negative local market performance. The New Zealand market was up 9.30% in U.S. dollar terms in the first half.

The Fund’s overweight U.K. bond position also helped relative performance over the period, even though the U.K. bond market declined 2.20% in local terms. The relative strength of the pound sterling helped this market rise 12.02% in U.S. dollar terms, making it the best performing Index constituent for the six-month period. As a group the major European bond markets had positive performance in the first half with the S&P®/Citigroup Eurozone Government Bond Index (EGBI)3 up 1.41% in local terms and 2.33% in U.S. dollar terms as the euro strengthened against the dollar.

Finally, the Fund’s underweight Japanese exposure was another reason for the strong relative performance in the first half. The Japanese yen was one of the weakest performing currencies for the period; the Japanese bond market was one of the worst performing Index constituents in the first half. In yen terms, Japanese bonds declined 0.33% and in U.S. dollar terms lost 6.36%.

* * *

At this writing, financial markets seem to be at a crucial and difficult point, where it remains to be seen if we are on the path to a sustainable global economic recovery, or on the cusp of another possible relapse. Although we have seen a sharp tightening in credit spreads and a rally in the equity markets it does not mean that the economy is in calm waters. Deleveraging at the consumer level, particularly here in the U.S. and in the U.K., seems to have further to go, and we expect many sectors of the U.S. economy to be vulnerable in the near term. And a global economic recovery seems heavily dependent upon improvement here in the U.S., where additional headwinds remain in the form of weak export demand, weakening residential and commercial real estate markets, tight credit conditions, low levels of business and consumer confidence and rising oil prices.

A weak global economy and deflation fears are likely to be of continuing concern over the near term, although record levels of aggressive monetary and fiscal policy interventions that have taken place are likely to lower the risk, in our view, that the U.S. will repeat Japan’s experience in the 1990s of a “lost decade” of stagnant economic growth. On a global level, financial market turbulence and deteriorating growth prospects have prompted aggressive monetary loosening and interest rates stand at historically accommodative levels. Here in the U.S., for example, the Federal Reserve’s federal funds target rate is now 0-25 basis points; the European Central Bank’s minimum bid rate is 1.00%; the Bank of England’s Bank Rate is 0.50%; the Bank of Canada’s overnight lending rate is 0.25%; and the Bank of Japan’s overnight call rate is 0.10%. In the near term, the fragility of financial markets and the global economy are likely to preclude any major central bank from tightening monetary policy.

At this writing, we believe global fixed income markets will remain challenging in the second half of the year. We continue to believe that the Fund’s emphasis on higher-quality bonds chosen from a variety of world markets will continue to help weather the ongoing domestic and global economic storm. Broadly speaking, fixed-income investors are likely to continue to favor higher-quality bonds, and this bias should be rewarded over time. Given the Fund’s focus on higher-grade government bonds (70.8% rated AAA and 15.5% rated AA as of June 30, 2009), we believe that the Fund is well positioned to withstand both continued volatility and the after-shocks of credit market turmoil.

We continue to believe that asset allocation can play a crucial role in successful portfolio planning, particularly during uncertain economic times. Since high-quality bond markets move in different cycles with varying supply/demand characteristics, global bonds can add balance to a diversified fixed income strategy. The Fund invests primarily in high-quality debt instruments of bond markets worldwide, with heavy emphasis on government bonds of developed nations.

You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund is subject to risks associated with investments in debt securities, debt securities rated below investment grade, common stocks, convertible securities, derivatives, asset-backed securities, CMOs and to risks associated with investments in other investment companies. Bonds and bond funds will decrease in value as interest rates rise. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is also subject to non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We appreciate your continued investment in the Worldwide Bond Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Charles T. Cameron	Gregory F. Krenzer

July 20, 2009

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Performance information reflects temporary waivers of expenses and/or fees and does not include insurance/annuity fees and expenses. Investment returns would have been reduced had these fees/expenses been included. Investment return and the value of the shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Net asset value (“NAV”) returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. Performance information current to the most recent month end is available by calling 1.800.826.2333.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

†	All Fund assets referenced are Total Net Assets as of June 30, 2009.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The S&P®/Citigroup World Government Bond Index (WGBI) is a market capitalization weighted benchmark that tracks the performance of approximately 20 world government bond markets.
[2]	The U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies.
[3]	The S&P®/Citigroup Eurozone Government Bond Index (EGBI) is a component of the S&P®/Citigroup World Government Bond Index (WGBI).

Note: All country and regional bond market returns are S&P®/Citigroup Government Bond Indices.

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

†	Each includes a 7.1% allocation to Japanese yen-denominated Corporate Bonds.
*	Percentage of net assets.
**	Percentage of investments.
Portfolio subject to change.

EXPLANATION OF EXPENSES (unaudited)

Hypothetical $1,000 investment at beginning of period
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 to June 30, 2009.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period* January 1, 2009- June 30, 2009
Initial Class	Actual	$1,000.00	$1,014.70	$5.49
	Hypothetical**	$1,000.00	$1,019.34	$5.51
Class R1	Actual	$1,000.00	$1,013.80	$5.49
	Hypothetical**	$1,000.00	$1,019.34	$5.51

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2009) of 1.10% for the Initial Class Shares and 1.10% for the Class R1 Shares and multiplied by the average account value over the period, multiplied by 181 and divided by 365 (to reflect the one-half year period)

**	Assumes annual return of 5% before expenses.

SCHEDULE OF INVESTMENTS June 30, 2009 (unaudited)

Principal Amount		Value
BONDS AND NOTES: 95.1%
Austria: 7.1%
JPY 300,000,000	Oester Kontroll Bank Bond
	1.80%, 3/22/10	$3,128,498
Belguim: 5.8%
EUR 1,800,000	Belgium Kingdom
	4.00%, 3/28/17	2,580,661
Canada: 8.5%
CAD 4,000,000	Canadian Government Bond
	6.00%, 6/1/11	3,749,233
France: 6.2%
EUR 1,900,000	French Treasury Note
	3.75%, 4/25/17	2,727,179
Germany: 10.1%
EUR 3,000,000	Bundesrepublik Deutschland Bond
	4.75%, 7/4/28	4,469,301
Italy: 6.1%
EUR 1,800,000	Italian Government Bond
	5.00%, 2/1/12	2,699,640
Netherlands: 6.3%
EUR 1,900,000	Netherlands Government Bond
	4.00%, 7/15/16	2,773,139
New Zealand: 7.0%
NZD 4,500,000	New Zealand Government Bond
	6.50%, 4/15/13	3,076,027
Spain: 9.7%
EUR 3,000,000	Spanish Government Bond
	4.00%, 1/31/10	4,282,929
United Kingdom: 9.3%
GBP 2,400,000	Great Britain Government Bond
	4.25%, 3/7/11	4,139,214
United States: 19.0%
$1,000,000	Caterpillar Inc. 7.90%, 12/15/18	1,155,313
JPY 300,000,000	KFW International Finance, Inc. Bond
	1.75%, 3/23/10	3,142,951
	U.S. Treasury Bonds:
$1,500,000	4.00%, 3/15/10	1,538,262
$2,000,000	6.625%, 2/15/27	2,579,065
		8,415,591
Total Bonds and Notes (Cost: $34,455,655)		42,041,412

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS June 30, 2009 (unaudited) (continued)

Number of Shares		Value
MONEY MARKET FUND: 3.6%
(Cost: $1,577,710)
United States: 3.6%
1,577,710	AIM Treasury Portfolio - Institutional Class	$1,577,710
Total Investments: 98.7%
(Cost: $36,033,365)		43,619,122
Other assets less liabilities: 1.3%		589,121
NET ASSETS: 100.0%		$44,208,243

CAD — Canadian Dollar
EUR — Euro
GBP — British Pound
JPY — Japanese Yen
NZD — New Zealand Dollar

Summary of Investments By Sector	% of Investments	Value
Foreign Government Bonds	69.9%	$30,497,323
Foreign Banks	14.4	6,271,449
U.S. Government Bonds	9.4	4,117,327
Industrial	2.7	1,155,313
Money Market Fund	3.6	1,577,710
	100.0%	$43,619,122

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES June 30, 2009 (unaudited)

Assets:
Investments, at value (Cost $36,033,365)	$43,619,122
Receivables:
Shares of beneficial interest sold	35,458
Interest	668,041
Foreign tax reclaim	30,793
Total assets	44,353,414

Liabilities:
Payables:
Shares of beneficial interest redeemed	47,778
Due to Adviser	30,645
Deferred Trustee fees	7,795
Accrued expenses	58,953
Total liabilities	145,171
NET ASSETS	$44,208,243

Initial Class Shares:
Net Assets	$31,662,210
Shares of beneficial interest outstanding	2,815,299
Net asset value, redemption and offering price per share	$11.25

Class R1 Shares:
Net Assets	$12,546,033
Shares of beneficial interest outstanding	1,115,730
Net asset value, redemption and offering price per share	$11.24

Net Assets consist of:
Aggregate paid in capital	$38,862,451
Unrealized appreciation of investments and foreign currency transactions	7,606,966
Undistributed net investment income	930,201
Accumulated net realized loss on investments	(3,191,375)
$44,208,243

See Notes to Financial Statements

STATEMENT OF OPERATIONS Six Months Ended June 30, 2009 (unaudited)

Income:
Interest		$920,305
Total income		920,305

Expenses:
Management fees	$221,535
Reports to shareholders	18,358
Professional fees	9,991
Insurance	8,145
Transfer agent fees – Initial Class Shares	7,716
Transfer agent fees – Class R1 Shares	6,432
Custodian fees	5,919
Trustees’ fees and expenses	1,672
Other	1,264
Interest	478
Total expenses	281,510
Waiver of management fees	(38,098)

Net expenses		243,412
Net investment income		676,893

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments		91,961
Net realized gain on foreign currency transactions		278,145
Net change in unrealized appreciation (depreciation) of investments		(725,377)
Net change in unrealized appreciation (depreciation) of foreign denominated assets and liabilities		41,665
Net realized and unrealized loss on investments		(313,606)
Net Increase in Net Assets Resulting from Operations		$363,287

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2009	Year Ended December 31, 2008
	(unaudited)
Operations:
Net investment income	$676,893	$1,736,139
Net realized gain from security transactions	91,961	—
Net realized gain on investments and foreign currency transactions	278,145	111,486
Net change in unrealized depreciation of investments and foreign denominated assets and liabilities	(683,712)	(539,200)
Net increase in net assets resulting from operations	363,287	1,308,425

Dividends to shareholders from:
Net investment income
Initial Class Shares	(1,232,333)	(3,366,977)
Class R1 Shares	(512,683)	(1,261,918)
Total dividends	(1,745,016)	(4,628,895)
Share transactions*:
Proceeds from sales of shares
Initial Class Shares	2,746,531	20,597,361
Class R1 Shares	987,068	7,945,671
	3,733,599	28,543,032
Reinvestment of dividends
Initial Class Shares	1,232,333	3,366,977
Class R1 Shares	512,683	1,261,918
	1,745,016	4,628,895
Cost of shares redeemed
Initial Class Shares	(6,558,774)	(26,079,556)
Class R1 Shares	(3,002,856)	(8,393,550)
Redemption fees	893	15,707
	(9,560,737)	(34,457,399)
Net decrease in net assets resulting from share transactions	(4,082,122)	(1,285,472)
Total decrease in net assets	(5,463,851)	(4,605,942)
Net Assets:
Beginning of period	49,672,094	54,278,036
End of period (including undistributed net investment income of $930,201 and $1,720,179, respectively)	$44,208,243	$49,672,094

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized)
Initial Class Shares:
Shares sold	249,368	1,768,188
Shares reinvested	117,142	294,316
Shares redeemed	(606,758)	(2,285,674)
Net decrease	(240,248)	(223,170)

Class R1 Shares:
Shares sold	90,483	679,995
Shares reinvested	48,734	110,404
Shares redeemed	(280,020)	(734,089)
Net increase (decrease)	(140,803)	56,310

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Initial Class Shares

	Six Months Ended June 30, 2009

			Year Ended December 31,

			2008	2007	2006	2005	2004

	(unaudited)
Net Asset Value,
Beginning of Period	$11.52		$12.12	$11.78	$12.03	$13.33	$13.31

Income (Loss) From
Investment Operations:
Net Investment Income	0.18		0.41	0.41	0.53	0.58	0.64
Net Realized and
Unrealized Gain (Loss)
on Investments	(0.04)		0.02	0.66	0.20	(0.97)	0.48

Total from Investment
Operations	0.14		0.43	1.07	0.73	(0.39)	1.12

Less:
Dividends from Net
Investment Income	(0.41)		(1.03)	(0.73)	(0.98)	(0.91)	(1.10)

Total Dividends	(0.41)		(1.03)	(0.73)	(0.98)	(0.91)	(1.10)

Redemption Fees	—	(c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net Asset Value, End of Period	$11.25		$11.52	$12.12	$11.78	$12.03	$13.33

Total Return (a)	1.47	%(e)	3.61%	9.71%	6.48%	(3.03)%	9.15%

Ratios/Supplementary Data
Net Assets,
End of Period (000)	$31,662		$35,200	$39,745	$39,071	$46,350	$64,353
Ratio of Gross Expenses to
Average Net Assets	1.26	%(d)	1.17%	1.32%	1.28%	1.29%	1.27%
Ratio of Net Expenses to
Average Net Assets (b)	1.10	%(d)	1.10%	1.10%	1.10%	1.29%	1.27%
Ratio of Net Investment
Income to Average
Net Assets	3.06	%(d)	3.08%	3.31%	3.77%	3.67%	3.96%
Portfolio Turnover Rate	0	%(e)	2%	20%	19%	16%	0%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the redemption of Fund shares.

(b)	The ratio of net expenses to average net assets would be be unchanged if any interest expense incurred during the above periods were excluded.
(c)	Amount represents less than $0.005 per share.
(d)	Annualized.
(e)	Not annualized.
*	Inception date of Class R1 Shares.

See Notes to Financial Statements

	Class R1 Shares

	Six Months Ended June 30, 2009						For the Period May 1, 2004* through December 31, 2004

			Year Ended December 31,

			2008	2007	2006	2005

	(unaudited)
Net Asset Value,
Beginning of Period	$11.52		$12.11	$11.77	$12.02	$13.33	$11.82

Income (Loss) From
Investment Operations:
Net Investment Income	0.18		0.41	0.40	0.52	0.76	0.18
Net Realized and
Unrealized Gain (Loss)
on Investments	(0.05)		0.03	0.67	0.21	(1.16)	1.33

Total from Investment
Operations	0.13		0.44	1.07	0.73	(0.40)	1.51

Less:
Dividends from Net
Investment Income	(0.41)		(1.03)	(0.73)	(0.98)	(0.91)	—

Total Dividends	(0.41)		(1.03)	(0.73)	(0.98)	(0.91)	—

Redemption Fees	—	(c)	— (c)	— (c)	— (c)	— (c)	—	(c)

Net Asset Value, End of Period	$11.24		$11.52	$12.11	$11.77	$12.02	$13.33

Total Return (a)	1.38	%(e)	3.70%	9.73%	6.48%	(3.11)%	12.77	%(e)

Ratios/Supplementary Data
Net Assets,
End of Period (000)
Ratio of Gross Expenses to	$12,546		$14,472	$14,533	$12,238	$10,889	$8,492
Average Net Assets
Ratio of Net Expenses to	1.31	%(d)	1.21%	1.38%	1.35%	1.38%	1.59	%(d)
Average Net Assets (b)
Ratio of Net Investment	1.10	%(d)	1.10%	1.10%	1.10%	1.38%	1.33	%(d)
Income to Average
Net Assets	3.06	%(d)	3.08%	3.31%	3.75%	3.63%	3.89	%(d)
Portfolio Turnover Rate	0	%(e)	2%	20%	19%	16%	0%

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
June 30, 2009 (unaudited)

Note 1—Fund Organization—Van Eck Worldwide Insurance Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Worldwide Bond Fund (the “Fund”) is a non-diversified series of the Trust and seeks high total return (income plus capital appreciation) by investing globally, primarily in a variety of debt securities. The Fund offers two classes of shares: Initial Class Shares that have been continuously offered since the inception of the Fund, and Class R1 Shares that became available for purchase on May 1, 2004. The two classes are identical except Class R1 Shares are, under certain circumstances, subject to a redemption fee on redemptions within 60 days of purchase.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—Securities traded on national exchanges or on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Money Market Fund investments are valued at net asset value. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”) which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities. Short-term investments held as collateral for securities loaned are valued at net asset value.

In accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 Fair Value Measurements (FAS 157), the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. FAS 157 establishes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

In April 2009, FASB Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly, (“Position 157-4”) was issued and is effective for fiscal years and interim periods ending after June 15, 2009. Position 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased and also includes guidance on identifying circumstances that indicate a transaction is not orderly. Position 157-4 also requires additional disclosures on fair valuation inputs and techniques and requires expanded fair value hierarchy disclosures by each major security type. The Fund has adopted Position 157-4 effective June 30, 2009.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2009:

NOTES TO FINANCIAL STATEMENTS
(continued)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Market Value of Investments

Bonds & Notes:
Austria	$—	$3,128,498	$—	$ 3,128,498
Belgium	—	2,580,661	—	2,580,661
Canada	—	3,749,233	—	3,749,233
France	—	2,727,179	—	2,727,179
Germany	—	4,469,301	—	4,469,301
Italy	—	2,699,640	—	2,699,640
Netherlands	—	2,773,139	—	2,773,139
New Zealand	—	3,076,027	—	3,076,027
Spain	—	4,282,929	—	4,282,929
United Kingdom	—	4,139,214	—	4,139,214
United States	—	8,415,591	—	8,415,591
Money Market Fund:
United States	1,577,710	—	—	1,577,710

Total	$1,577,710	$42,041,412	$—	$43,219,122

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.

Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E.

Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F.

Use of Derivative Instruments—In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 changes the disclosure requirements for derivative instruments and hedging activities requiring that: (1) the objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. The Fund adopted FAS 161 January 1, 2009. Details of this disclosure are found below as well as in the Schedule of Investments and Notes to Financial Statements.

	The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2009

Derivative contracts not accounted for as hedging instruments under Statement 133	Amount of realized gains/(losses) on derivatives recognized in income	Change in unrealized appreciation/(depreciation) on derivatives recognized in income

Forward Foreign Currency Contracts	(36,948)	—

Note 3—Management Fees—Van Eck Associates Corporation (the “Adviser”) is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% on the first $500 million of average daily net assets, 0.90% on the next $250 million of average daily net assets and 0.70% on the average daily net assets in excess of $750 million. For the period May 1, 2008 through April 30, 2010, the Adviser has agreed to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 1.10% of average daily net assets, for both Initial Class Shares and Class R1 Shares. For the six

NOTES TO FINANCIAL STATEMENTS
(continued)

months ended June 30, 2009, the Adviser waived management fees in the amount of $38,098. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the Distributor.

Note 4—Investments—For the six months ended June 30, 2009, there were no purchases and proceeds from sales of investments-other than short-term obligations aggregated $6,024,513.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2009 was $36,033,365 and net unrealized appreciation aggregated $7,585,757 of which $8,103,509 related to appreciated securities and $517,752 related to depreciated securities.

The tax character of dividends paid to shareholders during the six months ended June 30, 2009 and the year ended December 31, 2008 consisted of ordinary income of $1,745,016 and $4,628,895, respectively.

The Financial Accounting Standards Board Interpretation No. 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority, and is applicable to all open tax years (tax years ended December 31, 2005-2008). The Fund evaluated the tax positions taken and to be taken, and concluded that no provision for income tax is required in the Fund’s financial statements.

Note 6—Concentration of Risk—The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Fund may have significant investments in foreign debt securities it may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

At June 30, 2009, the aggregate shareholder accounts of two insurance companies own approximately 78% and 15% of the Initial Class Shares and one of whom owns approximately 100% of the Class R1 Shares.

Note 7—Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its

20

obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. At June 30, 2009, the Fund had no outstanding forward foreign currency contracts.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their Trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 9—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the six months ended June 30, 2009, there were no offsets of custodial fees.

Note 10—Bank Line of Credit—The Trust may participate with the Van Eck Funds (together the “Funds”) in a $10 million committed credit facility (“Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds, including the Fund, at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2009, the Fund borrowed under this Facility. The average daily balance during the 53 day period during which the loan was outstanding amounted to $391,835 and the weighted average interest rate was 0.84%. At June 30, 2009, there were no outstanding borrowings by the Fund under the Facility.

Note 11—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. The Fund may lend up to 50% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on

21

NOTES TO FINANCIAL STATEMENTS
(continued)

the securities loaned. During the term of the loan, the Fund will continue to receive any interest or amounts equivalent thereto, on the securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. The collateral for securities loaned is recognized in the Schedule of Investments and the Statement of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in a money market portfolio. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and shares the interest earned on the collateral with the securities lending agent. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. For the six months ended June 30, 2009, there was no securities lending activity.

Subsequent Event Review—The Fund has adopted FASB Statement No.165, Subsequent Events (“FAS 165”) which was issued in May 2009 and is effective for fiscal years and interim periods ending after June 15, 2009. FAS 165, requires evaluation of subsequent events through the date of financial statement issuance. Subsequent events for the Fund have been evaluated through August 17, 2009, and there were no material subsequent events requiring disclosure.

22

APPROVAL OF ADVISORY AGREEMENT

The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment advisers will continue in effect from year to year only if its continuance is approved at least annually by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

In considering the renewal of the Fund’s investment advisory agreement, the Board, which is comprised exclusively of Independent Trustees, reviewed and considered information that had been provided by the Adviser throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser for the meetings of the Board held on May 19, 2009 and June 3 and 4, 2009 to specifically consider the renewal of the Fund’s investment advisory agreement. This information included, among other things, the following:

•	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

•	The Adviser’s consolidated financial statements for the past three fiscal years;

•	A description of the advisory agreement with the Fund, its terms and the services provided thereunder;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•

Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;

•

An independently prepared report comparing the management fees and non-investment management expenses of the Fund during its fiscal year ended December 31, 2008 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Expense Universe”), and (ii) a sub-group of the Expense Universe consisting of funds of comparable size and fees and expense structure (the “Peer Group”);

23

APPROVAL OF ADVISORY AGREEMENT
(continued)

•

An independently prepared report comparing the Fund’s annualized investment performance for the one- through five-year periods ended December 31, 2008 with those of (i) the universe of funds with a similar investment strategy, offered in connection with variable insurance products (the “Performance Universe”), (ii) its Peer Group, and (iii) appropriate benchmark indices as identified by an independent data provider;

•	An analysis of the profitability of the Adviser with respect to the services it provides to the Fund and the Van Eck complex of mutual funds as a whole;

•

Information regarding other accounts and investment vehicles managed by the Adviser, their investment strategy, the net assets under management in each such account and vehicle, and the individuals that are performing investment management functions with respect to each such account and vehicle;

•

Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Fund, and reports regarding a variety of compliance-related issues;

•	Reports with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

•	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory agreement, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein; (4) the Adviser’s willingness to reduce the cost of the Fund to shareholders from time to time by means of waiving a portion of its management fees or paying expenses of the Fund or by reducing fees

24

from time to time; (5) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission; (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including exchange-traded funds, hedge funds and separate accounts, that invest in the same financial markets and are managed by the same investment professionals according to a similar investment strategy as the Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

In evaluating the investment performance of the Fund, the Board noted that the Fund had outperformed, on an annualized basis, its Performance Universe average and its benchmark index for the one- through five-year periods ended December 31, 2008. The Board concluded that the performance of the Fund is satisfactory. When considering the fees and expenses of the Fund, the Board noted that, during 2008, the expense ratio, net of waivers, for the Fund, although higher than the median for its Expense Universe, was not unreasonable in view of the relatively small size of the Fund and the nature of the global investment strategy used to pursue the Fund’s objective. The Board further noted that the Adviser has agreed to waive or to reimburse expenses through April 2010 to the extent necessary to maintain an agreed upon expense ratio. The Board concluded that the management fee charged to the Fund for advisory and related services is reasonable and that the total expense ratio of the Fund is reasonable.

25

APPROVAL OF ADVISORY AGREEMENT
(continued)

The Board considered the profits, if any, realized by the Adviser from managing the Fund, in light of the services rendered and the costs associated with providing such services, and concluded that the profits realized by the Adviser from managing the Fund are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as the Fund grows, and whether the Fund’s fee reflects these economies of scale for the benefit of shareholders. The Board concluded that the advisory fee breakpoints in place will allow the Fund to share the benefits of economies of scale as it grows in a fair and equitable manner.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreement, including the fee structure (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory agreement for an additional one-year period.

26

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This report must be preceded or accompanied by a Van Eck Worldwide Insurance Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting vaneck.com.

Investment Adviser: Van Eck Associates Corporation

Distributor:Van Eck Securities Corporation | 335 Madison Avenue | New York, NY 10017 | www.vaneck.com Account Assistance: 1.800.544.4653

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Worldwide Bond Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Worldwide Bond Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) WORLDWIDE INSURANCE TRUST - WORLDWIDE BOND FUND

By (Signature and Title) /s/ Bruce J. Smith, SVP and CFO
                         -------------------------------
Date August 27, 2009
     ---------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Derek S. van Eck, CEO
                        --------------------------
Date August 27, 2009
     ---------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date August 27, 2009
     ---------------